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                                 EXHIBIT 23.1

                       Consent of Deloitte & Touche LLP

[LOGO OF DELOITTE & TOUCHE]

______________________
                                            ____________________________________
                                                           Deloitte & Touche LLP
                                                               50 Fremont Street
                                            San Francisco, California 94105-2230
                                                       Telephone: (415) 247-4000
                                                       Facsimile: (415) 247-4329



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement of West Marine, Inc. on Form S-8 of our report dated February 17, 2000, appearing in the Annual Report on Form 10-K of West Marine, Inc. for the year ended January 1, 2000.



/s/ DELOITTE & TOUCHE LLP

San Francisco, California
June 7, 2000